GOLDMAN SACHS TRUST

Goldman Sachs International Equity Insights Funds

Class A, Class C, Institutional, Investor, Class P and Class R6 Shares of the

Goldman Sachs International Small Cap Insights Fund (the “Fund”)

Supplement dated September 18, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated February 28, 2020, as supplemented to date

Effective October 19, 2020, the Fund will reopen for investment by new investors for such period as Goldman Sachs Trust and Goldman Sachs & Co. LLC deems appropriate based on various considerations, including the Fund’s capacity. Exchanges into the Fund from other Goldman Sachs Funds will also be permitted. Goldman Sachs Trust and Goldman Sachs & Co. LLC reserve the right to close the Fund without prior notice.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

INTINS3OPSSTK 09-20